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                                                                   EXHIBIT 10.17


                                 ------------
                 GENERAL EQUIPMENT - MASTER PURCHASE AGREEMENT

       This Master Purchase Agreement (the "Agreement") is entered into as of this _______day of ________, 1999 ("Effective Date"),

                                 by and among


                            Metawave Communications
        a Delaware Corporation with its principal place of business at
                             10735 Willows Road NE
                            Redmond, WA 98073-9769


                                 ("Supplier")

                                      AND

      "Customer," Airtouch Support Services, Inc., a Delaware corporation and wholly-owned subsidiary of Airtouch Communications, Inc., on behalf of itself and any Affiliates, with a place of business at
                 255 Parkshore Drive, Folsom, California 95630

                                      FOR

   Spotlight 2000 Smart Antenna Products, Accessories & Supporting Equipment


                            PROPRIETARY INFORMATION





                       Not for use or disclosure outside
                         Customer and Supplier Except
                           under written agreement.


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                                   need to know.

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                               TABLE OF CONTENTS

A.   DEFINITIONS.....................................................................................    1
B.   PURCHASE PROVISIONS.............................................................................    3
B.1  SCOPE OF AGREEMENT..............................................................................    3
B.2  TERM OF AGREEMENT...............................................................................    3
B.3  ORDER OF PRECEDENCE.............................................................................    4
B.4  PRICES AND TERMS................................................................................    4
B.5  ORDERING LEAD TIMES.............................................................................    5
B.6  DELIVERY, TRANSPORTATION AND SHIPPING...........................................................    5
B.7  WARRANTIES......................................................................................    6
B.8  SPARE PARTS.....................................................................................    8
B.9  SOFTWARE SUPPORT SERVICES.......................................................................    9
B.10 DOCUMENTATION...................................................................................    9
B.11 PRODUCT SUPPORT.................................................................................   10
B.12 SPECIAL PROVISIONS..............................................................................   11
B.13 DISASTER AVAILABILITY...........................................................................   11
C.   GENERAL PROVISIONS..............................................................................   11
C.1  DISPUTE RESOLUTION..............................................................................   11
C.2  TAXES AND OTHER CHARGES.........................................................................   14
C.3  CHANGES REQUIRED TO MEET CODES, LAWS OR REGULATIONS.............................................   14
C.4  NOTICES.........................................................................................   14
C.5  YEAR 2000 DATE CHANGE WARRANTY..................................................................   15
C.6  ENTIRE AGREEMENT................................................................................   15
C.7  EXCEPTIONS......................................................................................   16
C.8  COUNTERPARTS....................................................................................   17
EXHIBIT A--  DOMESTIC PRODUCT AND PRICE LIST.........................................................   18
EXHIBIT B--  DISCOUNT SCHEDULE AND ORDER CONFIGURATION...............................................   19
EXHIBIT C--  SPECIFICATIONS..........................................................................   20
EXHIBIT D--  WARRANTY................................................................................   21
EXHIBIT E--  SOFTWARE LICENSE........................................................................   22
EXHIBIT F--  VENDOR MONTHLY REPORT REQUIREMENTS......................................................
EXHIBIT G--  AFFILIATE AND SUBSIDIARY LIST...........................................................   24
EXHIBIT H--  MUTUAL NONDISCLOSURE....................................................................   25
Exhibit I--  PRODUCT MAINTENANCE PROGRAM.............................................................   28
EXHIBIT J--  COMMISSIONING CERTIFICATE...............................................................   29
EXHIBIT K--  DIVISION OF RESPONSIBILITY..............................................................   30
EXHIBIT XX-- TERMS AND CONDITIONS....................................................................   31
EXHIBIT Y2K--COMPLIANCE CRITERIA... .................................................................   32

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                                   need to know.

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                 GENERAL EQUIPMENT - MASTER PURCHASE AGREEMENT


THIS AGREEMENT No. _____________ ("Agreement"), effective ______, 1999, is between Metawave Communications, a Delaware corporation ("Supplier"), AND "Customer," comprised of AirTouch Support Services, Inc., a Delaware corporation and wholly-owned subsidiary of AirTouch Communications, Inc., on behalf of itself and its Affiliates, with a place of business at 255 Parkshore Drive, Folsom, California 95630.

     Whereas, Supplier has offered to sell to AirTouch Support Services, Inc., Spotlight 2000 antenna products, accessories, and supporting equipment described herein for installation and use in the United States at the discounts and prices specified herein based upon the volume purchases during this term of this Agreement that are committed by AirTouch Cellular;

     Whereas, AirTouch Support Services, Inc., wishes to take advantage of the discounts and prices on Products and related services offered by Supplier;

     Now Therefore, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

A.   DEFINITIONS

     For the purposes of this Agreement, the following terms and all other terms defined in this Agreement shall have the meanings so defined unless the context clearly indicates otherwise. A term defined in the singular shall include the plural and vice versa when the context so indicates.

     "Actual Contract Volume" means the total number of Products purchased or deemed to be purchased during the term of the Agreement by Customer and its Affiliates hereunder.

     "Affiliate" means any parent, U.S subsidiary or successor of AirTouch Support Services, Inc., or any partnership, corporation or other entity operating in the United States in which AirTouch Support Services, Inc., or a parent, subsidiary or successor of Customer, directly or indirectly, owns at least ten percent (10%) equity interest, or has at least ten percent (10%) voting control.

     "Anniversary" means the annual occurrence of the Effective Date of this Agreement.

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     "Commercial" refers to any Product intended for sale to wireless service providers, produced with production tooling, regardless of production volume levels.

     "Commitment" means the agreed upon quantity of Products (i.e., CDMA SpotLight Smart Antenna systems) to be ordered by Customer and installed by Supplier during the period of time commencing on or before the Effective Date of this Agreement and ending on or before June 30th, 2000.

     "Customer" means AirTouch Support Services, Inc., acting in its individual capacity and as a representative for its respective Affiliates and their assigns, in accordance with the section titled "ASSIGNMENT."

     "Effective Date" means the date of this Agreement as specified on the cover sheet of this Contract.

     "Information" means specifications, drawings, sketches, models, samples, tools, computer programs, technical information, and other confidential business information of, Supplier or Customer or personnel information or data, whether written, oral or otherwise.

     "Products" means equipment, components, devices, and accessories thereof including documentation as well as it may include Services and a license to use Software, as described in this Agreement, provided by Supplier hereunder to Customer as described in Exhibit A, as the same may be modified, added or discontinued upon written mutual agreement of the parties during the term of this Agreement.

     "Purchase Order" means each written order executed hereunder ordering Products and Services which shall be deemed to incorporate (1) the provisions of this Agreement (including the exhibits attached hereto), as it may from time to time be amended, (2) the Specifications applicable to such Purchase Order, and
(3) any subordinate documents attached to or referenced in this Agreement or such Purchase Order or Specifications, if agreed to in writing by both parties. Each such Purchase Order shall be deemed to be a separate and independent agreement between the parties with respect to the subject matter thereof.

     "Required Delivery Date" means the date on which all Products on a Purchase Order are to arrive at the location or locations specified on such Purchase Order, if agreed to by Supplier.

     "Services" means all services described in the applicable Purchase Order and provided by Supplier hereunder to Customer including, but not limited to, technical product support and repair services relating to the warranty provisions set forth herein.

     "Software" (if applicable for this agreement) shall mean all computer programs, excluding source codes, consisting of a series of logical instructions and tables of

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information which guide the functioning of a processor, contained in the
Products. Such programs may be contained in any medium whatsoever, including Hardware containing a pattern of bits representing such program, but the term Software does not mean or include such medium.

     "Specifications" means (1) Supplier's published specifications, (2) the equipment manufacturer's specifications (if Supplier is not the equipment manufacturer), and (3) any other specifications for Products and Services agreed to by the parties which are attached to or referenced in and made a part of the applicable Purchase Order.

     "Warranty" means the Products warranty provided pursuant to Section B.8.

     "Warranty Period" means the period during which a Product is covered by Supplier's warranties under the section entitled "WARRANTIES."

B.   PURCHASE PROVISIONS

     B.1  SCOPE OF AGREEMENT

     This Agreement establishes the general terms and conditions under which Customer may purchase Products from Supplier. The products, which means the equipment, components, devices, accessories thereof including documentation as well as it may include Services and a license to use Software as indicated in the Agreement, all of which are manufactured, produced or performed by Seller or procured by Seller from sub-sellers or sub-contractors. Exhibits A and B to this Agreement contains the unit prices and discount schedules for the purchase Commitment of [***] CDMA SpotLight systems to be supplied under this Agreement. Customer may elect to purchase additional Products beyond the Commitment of [***] systems and may purchase other Products from Supplier.

     B.2  TERM OF AGREEMENT

     Unless sooner terminated in accordance with the provisions of this Agreement or extended by amendment, the initial term of this Agreement shall commence on _______, 1999, ("Effective Date"), and extend through [***] unless amended by both parties in writing. Except as set forth in this Agreement, the Termination of this Agreement shall not affect the obligations of any party pursuant to any purchase commitments or any Purchase Orders previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Purchase Orders as if this Agreement had not been Terminated. Customer shall pay Supplier for all work performed prior to the effective date of Termination.

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     B.3  ORDER OF PRECEDENCE

     This Agreement supersedes all agreements, correspondence or statements, whether oral or written, in whatever form made by either Party prior to the effective date of the Agreement, except to the extent such documents are incorporated into this Agreement in an Exhibit. In case of any discrepancies between individual documents governing the relationship between the Parties, the following order of precedence shall apply:

     Highest priority to lowest priority:
            .  The Agreement
            .  Exhibits to the Agreement
            .  Change Orders
            .  Purchase Orders
            .  Exhibits to Purchase Orders
            .  Written correspondence between the Parties

     B.4  PRICES AND TERMS

     a.  Price Increases.  The list prices for Products which are set forth in
         ----------------
Exhibit A [***] are valid from the effective date of the Agreement through [***], subject to adjustment in accordance with the section entitled "PRICE PROTECTION."

     b.  Volume Commitment. During the period of time commencing on or before
         ------------------
the Effective Date of this Agreement and ending on or before June 30, 2000, Customer agrees to order from Supplier [***] CDMA SpotLight Smart Antenna systems, as more fully described in Exhibit A, and Supplier hereby agrees to provide and install such systems ordered by Customer within the above described period of time. [***] no further action is required. In the event that [***] Supplier and Customer agree to [***]. In the event that actual volume of Customer's orders falls short of the [***] CDMA SpotLight Smart Antenna systems, Customer will [***]

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     B.5  ORDERING LEAD TIMES

     CDMA Spotlight 2000 Smart Antenna systems ordered under the Contract
Volume Commitment of [***] systems will have a lead time of [***] days from Supplier's acceptance of purchase order, unless otherwise confirmed by Supplier.

     B.6  DELIVERY, TRANSPORTATION AND SHIPPING

     a. All products shall be delivered F.O.B. destination. Subject to the provisions of this section entitled "DELIVERY, TRANSPORTATION AND SHIPPING," Customer shall bear the transportation charges for each Product from Supplier's United States location to Customer's designated location as set forth in the Purchase Order, which may include, but not be limited to, Customer's or Affiliate's warehouse. Supplier shall ship Products in accordance with instructions, if any, from Customer with transportation charges prepaid by Supplier. Supplier shall invoice Customer for any such transportation charges required to be paid by Customer hereunder. Such prepaid charges shall be at actual cost and added to and stated separately on the invoice for such Product. If requested by Customer, Supplier shall provide legible copies of prepaid freight bills, express receipts, or bills of lading supporting the invoice amounts. Customer will have the option to arrange and pay for its own shipping.

     b. Customer may request that Products purchased under a single Purchase Order be shipped to [***] provided that Customer submits instructions regarding multiple delivery in the Purchase Order or other written notice at least ten
(10) business days prior to the requested Shipment Date.

     c. Supplier shall use the [***]. All containers shipped by Supplier shall utilize the specifications, [***]. This standard addresses the transaction label, which provides information for receiving shipments using bar code technology. The transaction label should be affixed on final shipping containers, boxes, cartons, pallets, cases, barrels, etc.. Customer requires bar code labels to be on each product as well as shipping containers for inventory management. Information on the bar codes shall be specified by Customer at a later date.

     d. Supplier shall, at its own expense, properly pack each Product in accordance with Supplier's standard domestic packing practices, in connection with the shipment of such Product to Customer's site. Payment for such additional packing expenses shall be upon mutual agreement of the parties. If such Product is returned to Supplier because of rejection in accordance with the
Exhibit XX section entitled "ACCEPTANCE" or cancellation pursuant to the provisions of this Agreement, Supplier shall bear all

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transportation charges relating to the return of such Products. If Customer has already paid Supplier for such charges, Supplier shall refund such payment to Customer.

     e. Unless Customer specifies the carrier, Supplier shall be responsible for dealing with carriers to coordinate delivery of shipments, locating missing or late shipments, resolving billing disputes for transportation charges, and submitting and resolving all insurance claims arising from loss of or damage to such shipments. If Customer chooses the carrier, Supplier's sole responsibility shall be assisting Customer with any claims or issues against such carrier.

     f. If Customer gives Supplier no fewer than [***] days advance written notice of shipping delay, no storage charges shall apply for Customer requested changes to delivery shipment dates up to [***] days requested delay. This applies only to orders that Customer delays prior to shipment from Supplier's location.

     B.7  WARRANTIES

     Seller represents and warrants that the following statements are true on the date of execution of this Agreement and at all times during the term hereof, except as may be expressly provided otherwise:

     a.   General Warranty of Quality. In addition to all other Warranties set
          ---------------------------
forth herein, Supplier warrants to Customer, for a period of [***] months, commencing on either; (i) date of receipt by Customer (where Customer shall perform the installation) or, (ii) completion by Supplier of installation and commissioning and Product acceptance by Customer at Customer's site as defined in Exhibit J, of a Product to Customer, that all Products purchased under this Agreement will be safe for their intended purpose and will be free from defects in design, material and workmanship and will conform to and perform in accordance with Supplier's Specifications and other provisions under this Agreement set forth in Exhibit C ("Specifications") and Supplier warranty set forth in Exhibit D. All products shall be of the latest design for that particular product or model as then currently produced and made generally commercially available to customer by Supplier or its suppliers, unless identified as otherwise. The Software provided by Supplier, if applicable for this Agreement, shall perform the functions described in Exhibit E. Where Supplier performs Installation Services, the workmanship shall conform with good engineering practices and shall be accomplished in a workmanlike fashion. Supplier shall be responsible for removing debris, packing material, waste, etc., resulting from its work and shall leave the premises in a neat and orderly fashion. Supplier warrants to Customer that all Services provided hereunder shall be performed in a workmanlike manner and in accordance with applicable Specifications. All warranties shall survive inspection, acceptance and payment.

     In the event that a Customer purchases linear power amplifiers (LPA's) directly from a third party supplier, and not from Metawave, such LPA's shall be subject to the

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warranty given by the third party supplier. However, this separate warranty shall not affect Supplier's warranty set forth above with respect to the Products or to provide technical support for the Products as outlined in Section
B.11 of this Agreement.

     b.  Repair and Replacement by Supplier.  For Products that fail to comply
         ----------------------------------
with the Initial Warranty, when the failure occurs prior to installation, Supplier may, at Supplier's option, repair, replace or refund the full price at no cost to Customer. For Products that fail to comply with the Initial Warranty, when the failure occurs after installation of Product, in addition to the remedy immediately set forth above, Supplier shall remove Product in breach and replace or repair it. Supplier shall have the right to inspect suspected defective Product prior to removal from site location to determine reason for failure. Where replacement of Product not meeting the warranties is made thereunder, replacement shall include, at Customer's option, expedited deliveries at a mutually agreed charge to Customer. Supplier shall not be responsible for defects in material or workmanship that would not have occurred but for Customer's improper use of Product. Any warranty provided hereunder does not extend to any Product or Service which has been misused, modified, repaired, improperly installed or otherwise abused.

     c. If Product does not comply with the foregoing warranty and Supplier has not remedied or attempted to remedy such noncompliance as set forth in B.7 (a) within a reasonable time (not to exceed [***] calendar days from Customer's notice to Supplier of the nonconformity) or if [***] Customer can, at its option, Terminate this Agreement and Commitments, or its Forecasts, and/or any outstanding Purchase Orders for any other Products affected by such breach.

     d. If a breach of warranty is determined to result from a manufacturing problem that effects Product not yet in nonconformance with the warranty, the parties shall negotiate in good faith to develop a replacement plan ("recall"). Supplier shall pay all of Customer's out-of-pocket costs, including but not limited to, removal and installation costs for all Products still under warranty associated with such recall if such recall is classified an "A" or "AC" change as defined per BELLCORE document GR-209-CORE "GENERIC REQUIREMENTS FOR PRODUCT CHANGE NOTICES."

     e.  Repair or Replacement by Customer.  In the event that Supplier is
         ---------------------------------
unable to fulfill its undertakings under this Section B.7, Customer may, after expiration of the notice periods as outlined under paragraph "c" of this Section B.7, at the expense of Supplier, undertake the corrective measures itself. In this event, Customer shall be entitled to either be reimbursed for the direct costs related thereof, or to set off an amount corresponding to Customer's costs for the corrective measures against any sums due to Supplier under this Agreement. Customer will give Supplier [***] advance notice of its intention to undertake corrective measures itself. In situations where time is of the essence due to the nature of the fault, Customer will give Supplier [***] advance notice of its intention to undertake corrective measures itself.

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     f.  Supplier represents and warrants that it has good title to Products and the right to sell them to Customer free of any of the proprietary rights listed in Exhibit XX section entitled "INTELLECTUAL PROPERTY INDEMNIFICATION," and upon payment in full by Customer, such Products shall not be encumbered with any security interest, lien or any other encumbrance whatever.

     g. At the request of Customer, prior to the purchase of Products, Supplier may provide Customer with optional extended warranty coverage for Products in [***] as set forth in Exhibit I, at additional costs or discounts, as applicable, from the full invoice price, as mutually agreed upon by Customer and Supplier and set forth in attached Exhibit A.

     h. Supplier's warranty shall remain in effect if Product is moved and reinstalled by Customer or Customer's subcontractor during the Warranty Period, unless damage to Product is inflicted by Customer or Customer's subcontractor during move or reinstallation.

     i. All items that are reasonably suspected of being not in conformance with the warranty will be returned to Supplier by Customer, unless Supplier waives this requirement based on individual incidents. Supplier will determine if Product is in fact defective due to Supplier's fault and will report the results of these findings to Customer. If Product is not defective, Customer will bear the cost of shipping the item to Supplier. In addition, if Supplier has sent out emergency replacements, and upon subsequent review finds that the failure was not due to Suppliers Product, Customer agrees to pay for the replacement in addition to the original item.

     j.  Service Warranty.  If applicable, Services shall be performed
         ----------------
promptly, diligently, and in a competent and professional manner, in accordance with the descriptions of such Services in the applicable Purchase Order and to Customer's satisfaction.

     k.  Disclaimer of Implied Warranties: Sole Remedy.  Except As Provided In
         ---------------------------------------------
This Section, Supplier Makes No Other Warranty, Express Or Implied. All Warranties Of Merchantability And Fitness For A Particular Purpose Are Hereby Expressly Disclaimed. This Warranty Contains Customer's Sole And Exclusive Remedies And Is Expressly In Lieu Of All Other Remedies Based In Law Or Equity.

     B.8 SPARE PARTS

     For a period of [***] after the sale of a Product or discontinuance of a Product, whichever is later, Supplier shall make spare parts available, or in the event of a Product discontinuance, a good faith effort to make spare parts available, to Customer and its Affiliates. The price for spare parts [***] If Supplier discontinues the supply of spare parts at any time thereafter, and such

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spares are not available from another Supplier, then Supplier shall use its best efforts to obtain, engage, license or otherwise provide for a third party to manufacture and supply to Customer or its Affiliates such spares. If Supplier is unable to secure such third-party manufacturer then Supplier shall provide at no charge to Customer all technical information and any other rights required so Customer can manufacture (if permitted by law to do so), have manufactured, or obtain such parts from other sources. Any information provided by Supplier to Customer pursuant to this Agreement shall be used solely by Customer for this purpose and shall remain confidential upon termination or expiration of this Agreement.

     B.9  SOFTWARE SUPPORT SERVICES

     If applicable for the products designated in this Agreement, for a period of [***] from the date of this Agreement, and on the condition that Customer continues to license the newest Software releases (or additional features or functionality in existing Software releases) from Supplier no later than [***] from the date they are first made available by Supplier and [***], Supplier shall provide support services for the Software licensed to Customer under this Agreement on terms and conditions (including pricing) which are no less favorable than Supplier's offerings of support services for the same or similar software to Supplier's other customers, taking into account local costs, and other local conditions.

     In the event that Supplier ceases to make new Software releases (or additional features or functionality in existing Software releases) available to Customer, then Supplier shall for a period of [***] from the date of the Supplier's last Software release to Customer, continue to provide support services for the last Software release licensed to Customer under this Agreement on terms and conditions (including pricing) which are no less favorable than Supplier's offerings of support services for the same or similar software to Supplier's other customers in U.S., taking into account local costs, other local conditions.

     B.10  DOCUMENTATION

     Supplier shall provide Customer as required, complete sets of standard documentation, including product specifications as part of Exhibit C, one (1) set for AirTouch Corporate operations, and one (1) set for each AirTouch regional headquarters were Product is being or has been deployed. Supplier shall include one complete set of product and installation documentation with each CDMA SpotLight system shipped to Customer. Documentation shall be in a format acceptable to Customer (i.e., printed, CD ROM, HTML, or PDF file format).

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     B.11  PRODUCT SUPPORT

     a.  Technical Support and Training.  At the reasonable request of the
         ------------------------------
Customer, Supplier shall promptly make available at the installation site a field engineer to render installation assistance as required by Customer. The foregoing will be provided at the charges set forth in Exhibit A to Customer, not withstanding the foregoing, within the first 60 days of the warranty period following installation, as set forth in Section B.7. a, [***] assistance. After the first sixty (60) of the warranty period following installation, this field installation assistance shall be paid for by the [***].

     b. Supplier shall provide on-going 24-hour technical telephone support, including field service and assistance during out of service conditions. Supplier shall maintain an 8:00 a.m. to 5:00 p.m. PST technical product support telephone hot line (1-(888) 642-2455 and 1-(425) 702-5975 FAX) Monday through Friday. Supplier shall provide Customers with an emergency reach telephone number to obtain support for out of service conditions during hours in which the telephone hot line is not manned or operational. Customer, by calling this number, shall have the ability to receive detailed technical Product support and answers to technical questions involving Product operation, fault diagnosis, interoperability and other technical aspects of Products.

     Such telephone technical support shall be provided [***] Customer shall pay Supplier's reasonable costs and expenses incurred by Supplier in providing any on-site technical support, including, without limitation, air fare, lodging, ground transportation, and labor expenses, when these services are identified and ordered by a Purchase Order or service authorization letter.

     c.  If requested by Customer, Supplier shall;  [***]

     Classes shall be available prior to the commercial deployment of Product and shall be conducted at reasonable intervals at locations agreed upon by Supplier and Customer, or (ii) at the option of Customer, Supplier shall provide to Customer training modules or manuals and any necessary assistance, covering those areas of interest outlined above, in detail, format, and quantity to allow Customer to develop and conduct a training program.

     The foregoing will be provided at the charges set forth in Exhibit A to Customer, unless otherwise specified in advance by Supplier.

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     d.  The availability or performance of this technical support and training service shall not be construed as altering or affecting Supplier's warranties or any other obligation of Supplier under this Agreement.

     B.12  SPECIAL PROVISIONS

     a.  Invoices.  Customer shall receive an [***]

     B.1  DISASTER AVAILABILITY

     If any Standard Products are rendered inoperative as a result of a natural or other disaster or emergency, Supplier will make all reasonable efforts to supply or help locate backup or replacement Products for Customer's use and at Customer's cost. Supplier must support out of service conditions as a priority by either maintaining pre-determined inventory or an expedited manufacturing priority process. Either process selected should typically result in shipment of product within twenty four (24) hours of out of service notification. Customer shall pay to Supplier (if required by special circumstance) mutually agreed expedite charges as needed.

C.  GENERAL PROVISIONS

     C.1  DISPUTE RESOLUTION

     a. In the event that a dispute arises over the interpretation or application of any provision of this Agreement or the grounds for termination hereof, any party may request that the parties meet within [***] of such request and seek to resolve the dispute by negotiation [***]. Such meetings shall be attended by individuals with decision-making authority, to attempt in good faith to negotiate a resolution of the dispute prior to pursuing other available remedies. If, [***] after the first such meeting, the parties have not succeeded in negotiating a resolution of the dispute, a party may request that:

[***]

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

[***]

     b. If the attempts to resolve a dispute described in subsections a. [***] of this section fail, then the dispute will be mediated by [***] after written notice by either party demanding mediation. [***]

     c.  [***]


     [***]


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[***]

     d.  [***]

     Nothing in this section will prevent any party from seeking injunctive relief in a judicial proceeding if interim relief from a court is necessary to preserve the status quo pending resolution or to prevent serious and irreparable injury to that party or others.

     e. The parties shall continue to perform all obligations under the Agreement pending the above-described dispute resolution proceedings, subject to full reservation of rights at law or under this Agreement.

     C.2  TAXES AND OTHER CHARGES

     a. Supplier's prices are exclusive of charges for freight and insurance. Supplier shall bear the cost of all taxes, import and export duties, and other governmental fees of whatever nature, except sales and use taxes levied by states, municipalities or governmental authorities which shall be added to the prices as applicable and stated as separate items on the invoice applicable to each Purchase Order.

     b. Supplier agrees to pay, and to hold Customer harmless from and against, any penalty, interest, additional tax or other charge that may be levied or assessed as a result of the delay or failure of Supplier for any reason to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by Supplier.

     c. Upon Customer's request, the parties shall consult with respect to the basis and rates upon which Supplier shall pay any taxes for which Customer is obligated to reimburse Supplier under this Agreement. If Customer determines that, in its opinion, any such taxes are not payable or should be paid on a basis less than the full price or at rates less than the full tax rate, Supplier shall comply with such determinations. If collection is sought by the taxing authority for a greater amount of taxes than that so determined by Customer, Supplier shall promptly notify Customer. If Customer desires to contest such collection, Customer shall promptly notify Supplier. Although Supplier shall cooperate with and provide reasonable assistance to Customer, Customer shall direct the conduct of any proceedings, hearings or litigation involved in any contest with respect to taxes for which Customer is obligated to reimburse Supplier under this Agreement. Customer shall reimburse Supplier for any taxes, interest or penalties which Supplier may be required to pay as a result of Supplier's complying with Customer's determinations with respect to the payment or contesting of any such taxes.

     d. If any taxing authority advises Supplier that it intends to audit Supplier with respect to any taxes for which Customer is obligated to reimburse Supplier under this

 Confidential--Disclose and distribute solely to those individuals who have a need to know.

Agreement, Supplier shall (i) promptly so notify Customer, (ii) afford Customer an opportunity to participate on an equal basis with Supplier in such audit with respect to such taxes, and (iii) keep Customer fully informed as to the progress of such audit. Each party shall bear its own expenses with respect to any such audit, and the responsibility for any additional tax, penalty or interest resulting from such audit, shall be determined in accordance with the applicable provisions of this section.

     C.3  CHANGES REQUIRED TO MEET CODES, LAWS OR REGULATIONS

     During the Warranty period at no additional cost to Customer, provided Customer promptly notifies Supplier of any pending Legislation that the Customer is aware of that could impact the Products at the time a relevant Purchase Order is issued to the Supplier or subsequently thereafter as the Customer becomes aware of such Legislation, Supplier shall make any changes to the Products or will provide mutually agreed replacements which are required by United States laws (i) in effect on the Delivery Date of such Equipment, or (ii) enacted within seven (7) years of such Delivery Date, provided that the enactment of such law requires retroactive compliance and the enactment of such law was or could reasonably have been anticipated by Supplier at the time of the original Delivery Date. Customer agrees to negotiate with Supplier an equitable adjustment in prices as required by this provision if the Products are out of Warranty or extraordinary circumstances occur during the Warranty period that impact the Supplier's ability to anticipate the required changes.

     This provision shall not apply to Products, Affiliates or foreign laws to which Products are or become subject unless and until Customer or Affiliate affected by any such law has informed Supplier of any applicable Products laws that are or shall be enacted in the jurisdictions in which Products are intended to be shipped or used.

     C.4  NOTICES

     Except as otherwise provided in this Agreement, all notices or other communications hereunder shall be deemed to have been duly given; (i) when made in writing and mailed by certified mail, return receipt requested; (ii) upon transmission when made by facsimile; or (iii) upon confirmation of receipt, when made by overnight courier or hand delivery to the parties at the addresses set forth below or at such other addresses as may be designated by the parties in writing:

Supplier shall send notices to Customer at the following addresses:

 Confidential--Disclose and distribute solely to those individuals who have a need to know.

AirTouch Support Services, Inc.                                With a copy to:
255 Parkshore Drive
Folsom, California 95630                                       AirTouch Communications
Attn: Director, Strategic Supplier Relations                   2999 Oak Road, MS 1025
Infrastructure Procurement                                     Walnut Creek, CA  94596
Phone:   (916) 357-3806                                        Attention: Legal Department
Fax:   (916) 357- 3807                                         Fax:  925-210-3599

Customer shall send notices to Supplier at the following addresses:

Metawave Communications Corp.                                  With a copy to:
10735 Willows Road N.E                                         Metawave Communications Corp.
Redmond, WA 98052                                              10735 Willows Road N.E
Attn.: Richard Henderson                                       Redmond, WA 98052
Title: VP, Sales & Marketing                                   Attention: Legal Department
Phone:   (425) 702-6515                                        Phone:   (425) 702-5648
Fax:   (425) 702-5976                                          Fax:   (425)702-5978

     The address to which notices or communications may be given by either party may be changed by written notice given by such party to the other pursuant to this section entitled "NOTICES".

     C.5  YEAR 2000 DATE CHANGE WARRANTY

     Supplier warrants by the year 1998, that the software, which is licensed to Customer hereunder and used by Customer prior to, during or after the calendar year 2000, includes, at no added cost to Customer, design and performance according to Customer's "Year 2000 Compliance Standard" as shown in the attached
Exhibit I. This is to ensure Customer shall not experience software abnormally ending and/or invalid and/or incorrect results from the software in the operation of the business of Customer. The software design to ensure year 2000 compatibility shall include, but not be limited to, date data century recognition, calculations that accommodate same century and multicentury formulas and date values, and date data interface values that reflect the century.

     C.6  ENTIRE AGREEMENT

     This Agreement including Exhibits A, B, C, D, E, F, G, H, I, J, K, Exhibit XX and Exhibit Y2K and each Purchase Order and Acknowledgment issued hereunder constitutes the entire agreement between the parties with respect to the subject matter thereof. All prior agreements, representations, statements, negotiations, understandings and undertakings are superseded hereby.

 Confidential--Disclose and distribute solely to those individuals who have a need to know.

     C.7  EXCEPTIONS

     The following modifications to Exhibit XX entitled "Terms and Conditions" have been accepted and supersede the corresponding section printed within
Exhibit XX:

     Section 1:2: Add the following sentence: "Supplier shall have the right to
     -----------
     refuse to do business and reject Purchase Orders from Affiliates for valid business reasons."

     Section 1.4 paragraph c: third paragraph: Change [***]
     -----------------------

     Section 1.4 paragraph g: second sentence: Change "dollars" to "numbers of
     -----------------------
     "Products".

     Section 1.5: Replace the term "prices" throughout the section with the
     ------------
     words "aggregate prices, terms, warranties and benefits"

     Section 1.6 paragraph d: Delete the entire paragraph and replace with the
     ------------------------
     following: [***]

      Section 1.7 paragraph c: Add at the end of the sentence the words "in
     -------------------------
     Exhibit G".

     Section 1.9: Delete the first sentence and replace with the following
     -------------
     words: "Customer shall inspect all Products shipped and, unless rejected at the time of delivery, such product shall deemed accepted by the Customer".

     Section 1.10 paragraph a: Change [***]
     -------------------------

 Confidential--Disclose and distribute solely to those individuals who have a need to know.

     Section 1.11: Delete the rest of the sentence following the word "Customer"
     -------------
          in the second line.C.8  COUNTERPARTS

     This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

                                                AirTouch Support Services, Inc.
----------------------------------

----------------------------------

By: /s/ Richard Henderson                      By: /s/ Richard Henderson
   -------------------------------                -----------------------------

Name: Richard Henderson                        Name: Gary Schindler
     -----------------------------                  ---------------------------

Title: V.P. of Sales and Marketing             Title: Executive Vice President,
      ----------------------------                   --------------------------
                                                      Shared Services

 Confidential--Disclose and distribute solely to those individuals who have a need to know.